                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                            MONTHLY OPERATING REPORT
            File with Court and submit copy to United States Trustee
                       within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                    DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                           FORM NO.               ATTACHED      ATTACHED
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 Yes
Summary of Unpaid Postpetition Debts                                          MOR - 5                 Yes
Listing of aged accounts payable                                              MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6                 Yes




The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
---------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/10/2004
---------------------------------------                           --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                               DEBTOR AFFIRMATION



AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
1.  That the insurance, as described in section 5 of the Notice of                  X
Operating Instructions and Reporting Requirements, is in effect.
2.  That all post petition taxes, as described in section 9 of the Notice of        X
 Operating Instructions and Reporting Requirements, are current.
3.  No professional fees (accountant, attorneys, etc.) have been paid               X
without specific court authorization.  If no, provide an explanation below.


Additional Explanation (if necessary):

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
-----------------------------------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/10/2004
-----------------------------------------------                 ----------------
Signature of Authorized Individual                              Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES, INC.

                                                                                                                     CUMULATIVE
                                                              BANK ACCOUNTS                      CURRENT MONTH       FILING TO
                                                                                                                        DATE
                                              OPERATING                                              ACTUAL            ACTUAL
CASH - BEGINNING OF MONTH                  $         -   $        -   $         -   $        -   $31,348,782.08   $ 4,655,262.26
                                           ===========   ==========   ===========   ==========   ==============   ==============
RECEIPTS                                   SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                   -            -             -            -          259,408      583,882,482
INTEREST INCOME                                      -            -             -            -           20,111          311,554
ACCOUNTS RECEIVABLE - CREDIT & COLL                  -            -             -            -                -        1,441,319
ACCOUNTS RECEIVABLE - LOCKBOX                        -            -             -            -                -       87,262,187
RETAIL STORE DEPOSITS                                -            -             -            -                -       42,120,269
ASSET DISPOSITIONS & PAYMENTS FROM
  LIQUIDATORS                                        -            -             -            -                -      149,281,644
REVOLVER BORROWINGS - FLEET                          -            -             -            -                -      163,221,961
RETURN ITEMS REDEPOSITED                             -            -             -            -                -           32,954
MISCELLANEOUS                                        -            -             -            -          261,194        8,148,857
BANKCARD CASH RECEIPTS                               -            -             -            -                -      103,709,267
EMPLOYEE BENEFIT PLANS                               -            -             -            -                -          287,173
CORPORTE INCOME TAX REFUND                           -            -             -            -                -        3,089,801
                                           -----------   ----------   -----------   ----------   --------------   --------------
   TOTAL RECEIPTS                          $         -   $        -   $         -   $        -   $      540,712   $1,142,789,467
                                           ===========   ==========   ===========   ==========   ==============   ==============
DISBURSEMENTS                              SEE ATTACHED SCHEDULE A
INTERNAL TRANSFERS                                   -            -             -            -          259,408      586,583,598
ELECTRONIC PAYROLL TAXES PAYMENTS                    -            -             -            -           18,713       16,275,687
PAYROLL                                              -            -             -            -           28,805       46,523,792
PAYMENTS/TRANSFERS TO LIQUIDATORS                    -            -             -            -                -       36,818,422
VENDOR PAYMENTS                                      -            -             -            -          219,996      139,248,132
ELECTRONIC SALES TAX PAYMENTS                        -            -             -            -                -       14,640,476
REVOLVER FEES AND INTEREST - FLEET                   -            -             -            -                -        5,421,961
RECEIPTS APPLIED TO REVOLVER BALANCE                 -            -             -            -                -      257,525,534
CUSTOMER REFUNDS                                     -            -             -            -                -        2,093,326
EMPLOYEE BENEFIT PLAN PAYMENTS                       -            -             -            -                -        9,862,333
CORPORATE INCOME TAX PAYMENTS                        -            -             -            -                -           77,050
BANK FEES                                            -            -             -            -              663          397,656
RETURN ITEMS                                         -            -             -            -                -          530,806
MISCELLANEOUS                                        -            -             -            -                -           84,046
                                           -----------   ----------   -----------   ----------   --------------   --------------
   TOTAL DISBURSEMENTS                     $         -   $        -   $         -   $        -          527,584    1,116,082,819
                                           ===========   ==========   ===========   ==========   ==============   ==============
NET CASH FLOW                              $         -   $        -   $         -   $        -   $       13,128   $   26,706,648
                                           ===========   ==========   ===========   ==========   ==============   ==============

CASH - END OF MONTH                        $         -   $        -   $         -   $        -   $   31,361,910   $   31,361,910
                                           ===========   ==========   ===========   ==========   ==============   ==============




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                               $      527,584
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                             $      259,408
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                           $          -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                   $      268,176

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A

                                                                           COMERICA BANK
                                                   ----------------------------------------------------------------    CURRENT
                                                      PAYROLL      FLEX        VEBA       CONCENTR.      FUNDING        MONTH
                                                    1851132363  1840425811  1840427643   1149003715     1850803196      TOTAL
Cash - Beg                                         $    10,785    $  5,527   $  12,265   $   140,548    $31,179,657   $31,348,782
                                                   ===========    ========   =========   ===========    ===========   ===========
Receipts
Internal Transfers                                      28,805           -           -       230,603              -       259,408
Interest Income                                              -           -           -             -         20,111        20,111
Accounts Receivable - Credit/Collections                     -           -           -             -              -             -
Accounts Receivable - Lockbox                                -           -           -             -              -             -
Retail Cash/Check Sales & J-Card Store Payments              -           -           -             -              -             -
Asset Dispositions & Payments from Liquidators               -           -           -             -              -             -
Revolver Borrowings - Fleet                                  -           -           -             -              -             -
Return Items Redeposited                                     -           -           -             -              -             -
Misc Deposits/Credits                                        -           -           -             -        261,194       261,194
Bankcard Receipts                                            -           -           -             -              -             -
Employee Benefit Plans - Payments from Providers             -           -           -             -              -             -
Corporate Income Tax Refund                                  -           -           -             -              -             -
                                                   -----------    --------   ---------   -----------    -----------   -----------
Total Receipts                                     $    28,805    $      -   $       -   $   230,603    $   281,305   $   540,712
                                                   ===========    ========   =========   ===========    ===========   ===========

Disbursements
Internal Transfers                                           -           -           -             -        259,408       259,408
Electronic Payroll Tax / Withholding Payments                -           -           -        16,441          2,271        18,713
Payroll                                                 28,805           -           -             -              -        28,805
Payments/Transfers to Liquidators                            -           -           -             -              -             -
Vendor Payments                                              -           -           -       219,996              -       219,996
Electronic Sales Tax Payments                                -           -           -             -              -             -
Revolver Fees and Interest - Fleet                           -           -           -             -              -             -
Receipts applied to Revolver Balance - Fleet                 -           -           -             -              -             -
Customer Refunds                                             -           -           -             -              -             -
Employee Benefit Plan Payments                               -           -           -             -              -             -
Corporate Income Tax Payments                                -           -           -             -              -             -
Bank Fees                                                    -           -           -           663              -           663
Return Items                                                 -           -           -             -              -             -
Miscellaneous                                                -           -           -             -              -             -
                                                   -----------    --------   ---------   -----------    -----------   -----------
Total Disbursements                                $    28,805    $      -   $       -   $   237,100    $   261,679   $   527,584
                                                   ===========    ========   =========   ===========    ===========   ===========
Net Cash Flow                                      $        (0)   $      -   $       -   $    (6,497)   $    19,626   $    13,128
                                                   ===========    ========   =========   ===========    ===========   ===========
Cash End of Month                                  $    10,785    $  5,527   $  12,265   $   134,051    $31,199,283   $31,361,910
                                                   ===========    ========   =========   ===========    ===========   ===========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES, INC.

                                                                    COMERICA BANK
                            -------------------------------------------------------------------------------------------
                               PAYROLL         FLEX             VEBA          CONCENTR.       FUNDING
                             1851132363      1840425811      1840427643      1149003715      1850803196        TOTAL
BALANCE PER BOOKS           $        793    $        300    $     (1,201)   $     14,874    $ 31,199,283   $ 31,214,048
                            ============    ============    ============    ============    ============   ============

Bank Balance                      10,785           5,527          12,265         134,051      31,199,283     31,361,910
Plus: Deposits In Transit              -               -               -               -               -              -
Less: Outstanding Checks          (9,992)         (5,227)        (13,467)       (119,177)              -       (147,862)
Other                                  -               -               -               -               -              -
ADJUSTED BANK BALANCE       $        793    $        300    $     (1,201)   $     14,874    $ 31,199,283   $ 31,214,048




OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                            STATEMENT OF OPERATIONS**

                             (dollars in thousands)


                                                          Period          Month          Fiscal        Cumulative
                                                           Ended          Ended        Year 2003     Filing to date
                                                          02/01/03       12/31/03        to date         Totals
                                                          --------       --------        -------         ------
Net Sales                                                 $ 155,128      $       -      $       -      $ 155,128

Cost of Goods Sold                                         (110,796)             -              -       (110,796)
                                                          ---------      ---------      ---------      ---------

Gross Profit                                                 44,332              -              -         44,332

Operating Expenses                                          (68,723)           (63)        (1,084)       (69,807)
                                                          ---------      ---------      ---------      ---------

Operating Income / (Loss)                                   (24,391)           (63)        (1,084)       (25,475)

Interest Income / (Expense), net                             (2,221)            20            197         (2,024)

Other Income / (Expense)                                    (60,416)            55         (2,746)       (63,162)
                                                          ---------      ---------      ---------      ---------

Net Income / (Loss) b/4 Restructuring Costs and Taxes       (87,028)            12         (3,633)       (90,661)

Reorganization / Liquidation Expenses                       (14,662)          (227)        (2,624)       (17,286)

Income Taxes - Benefit / (Expense)                              521              -            238            759
                                                          ---------      ---------      ---------      ---------
Net Income / (Loss)                                       $(101,169)     $    (215)     $  (6,019)     $(107,188)
                                                          =========      =========      =========      =========



         ** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS:
       ---------------
       CASH AND CASH EQUIVALENTS                                                             $        31,214
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                             109
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                 213
       REFUNDABLE TAXES                                                                                    0
       OTHER PREPAIDS                                                                                      0
                                                                                            -----------------

                                                                        SUBTOTAL                      31,536

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
       LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                            -----------------

                                                PROPERTY, PLANT & EQUIPMENT, NET                           -

       OTHER ASSETS:
       -------------
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                            351
       COLLATERALIZED LETTERS OF CREDIT                                                                  511
       OTHER                                                                                              11
                                                                                            -----------------

                                                                        SUBTOTAL                       2,973
                                                                                            -----------------
       TOTAL ASSETS                                                                         $         34,509
                                                                                            =================


                                  Page 7 of 11

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003


                                Balance Sheet **
                             (dollars in thousands)


                          LIABILITIES & STOCKHOLDERS' EQUITY
                          ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                     $              -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               0
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                         720
       ACCRUED RENT/LEASE                                                                                177
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING/STORE CLOSING RESERVE                                                               855
       ACCRUED VACATION                                                                                   86
       ACCRUED MEDICAL/HOSPITAL                                                                          913
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,860
       ACCRUED WORKERS COMPENSATION                                                                      509
       ACCRUED OTHER                                                                                     401
                                                                                            -----------------

                                                                        SUBTOTAL                       5,521

       OTHER LIABILITIES - POST-PETITION:
       ----------------------------------
       INTERCOMPANY LIABILITIES                                                                       66,924
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      66,924
                                                                                            -----------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                      72,445

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                                 29,925
       ACCOUNTS PAYABLE - EXPENSE                                                                     10,399
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                 544
       ACCOUNTS PAYABLE - OTHER                                                                          500
                                                                                            -----------------

                                                                        SUBTOTAL                      41,368

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING/STORE CLOSING RESERVE                                                            10,811
       ACCRUED PROPERTY TAXES                                                                          2,359
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                    2,230
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       ACCRUED VACATION                                                                                   62
       ACCRUED INTEREST                                                                                  964
       DEBENTURES                                                                                     24,376
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      41,217
                                                                                            -----------------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        82,585

                                                                                            -----------------

       TOTAL LIABILITIES                                                                             155,030

       STOCKHOLDERS' EQUITY:
       ---------------------
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                 (127,279)
       CURRENT PERIOD EARNINGS                                                                        (6,019)
                                                                                            -----------------

                                                                        SUBTOTAL                    (120,521)

                                                                                            -----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                             $         34,509
                                                                                            =================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                          SUMMARY OF POSTPETITION TAXES
JACOBSON STORES, INC.

                                      BEGINNING TAX  AMOUNT WITHHELD OR                                                  ENDING TAX
                                       LIABILITY         ACCRUED        AMOUNT PAID      DATE PAID   CHECK NO. OR EFT    LIABILITY
FEDERAL
Withholding                            $        -       $   14,208      $   14,208    SEE SUMMARY SCHEDULE C             $        -
FICA - Employee                                 -            1,117           1,117    SEE SUMMARY SCHEDULE C                      -
FICA - Employer                                 -            1,117           1,117    SEE SUMMARY SCHEDULE C                      -
Unemployment                                    -                -               -    SEE SUMMARY SCHEDULE C                      -
Income                                          -                -               -                                                -
Other:                                          -                -               -                                                -
   TOTAL FEDERAL TAXES                          -           16,441          16,441                                                -
                                       ==========       ==========      ==========                                       ==========
STATE AND LOCAL
Withholding                                     -            2,505           2,505    SEE SUMMARY SCHEDULE C                      -
Sales & Use                                     -                -               -                                                -
Unemployment                                    -                -               -    SEE SUMMARY SCHEDULE C                      -
Real Property                                   -                -               -                                                -
Personal Property                               -                -               -                                                -
Income                                          -                -               -    SEE SUMMARY SCHEDULE C                      -
Other:                                          -                -               -                                                -
                                       ----------       ----------      ----------                                       ----------
   TOTAL STATE AND LOCAL                        -            2,505           2,505                                                -
                                       ==========       ==========      ==========                                       ==========
TOTAL TAXES PAYABLE                    $        -       $   18,946      $   18,946                                       $        -
                                       ==========       ==========      ==========                                       ==========
REFUNDABLE TAXES                       $        -                -               -                                       $        -
                                       ==========       ==========      ==========                                       ==========

                      SUMMARY OF UNPAID POSTPETITION DEBTS

                                                               NUMBER OF DAYS PAST DUE
                                                        ----------------------------------------
                                        CURRENT           0 - 30         31 - 60         61 +            DISCOUNTS         TOTAL
Accounts Payable - Merchandise         $        -       $        -      $       -     $        -       $        -                 -
Accounts Payable - Non-Merchandise              -                -              -              -                -                 -
Accrued Payroll                                 -                -              -              -                                  -
Accrued Taxes                                   -                -              -              -                                  -
Accrued Professional Fees                 720,000                -              -              -                            720,000
Accrued Rent / Leases                     177,000                -              -              -                            177,000
Restructuring / Store Closing Reserve     855,000                -              -              -                            855,000
Accrued Vacation                           86,000                -              -              -                             86,000
Accrued Medical / Hospital                913,000                -              -              -                            913,000
Accrued Customer Gift Card Balances     1,860,000                -              -              -                          1,860,000
Accrued Workers Compensation              509,000                -              -              -                            509,000
Accrued Other                             401,000                -              -              -                            401,000
Other (excluding Interco. payable)              -                -              -              -                                  -
                                       ----------       ----------     ----------     ----------       ----------        ----------
TOTAL POSTPETITION DEBTS               $5,521,000       $        -            $ -     $        -       $        -        $5,521,000
                                       ==========       ==========     ==========     ==========       ==========        ==========

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS


FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS      AMOUNT           CHECK/EFT NO.      DATE      ADD'L COMMENTS
      941 Deposit                                                  $    7,734              38549841      12/15/03
      941 Deposit                                                       8,707              00387167      12/29/03
                                                                   ----------
                                                                       16,441
                                                                   ----------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                           $        -
                                                                   ----------
                                                                   $        -
                                                                   ----------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                        $    1,095            3450313451      12/15/03
      Michigan - Employee State Withholding                             1,177            3580320505      12/29/03
      Jackson, Michigan - Employee Local Withholding                      233               1027068      12/29/03
                                                                   ----------
                                                                   $    2,505
                                                                   ----------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       Michigan                                                    $        -
                                                                   ----------
                                                                   $        -
                                                                   ----------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                   $        -
                                                                   ----------
                                                                   $        -
                                                                   ----------
STATE INCOME TAXES
                                                                   $        -
                                                                   ----------
                                                                   $        -
                                                                   ----------
REAL ESTATE/ PERSONAL TAXES
                                                                   $        -
                                                                   ----------
                                                                   $        -
                                                                   ----------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                                INSURANCE SUMMARY

                                                                 PREMIUMS
                                                  POLICY      PAID THROUGH
POLICY TYPE          INSURER/POLICY NO.           PERIOD        EXP. DATE   DEDUCTIBLE          LIMITS
------------------------------------------------------------------------------------------------------------------------------------
Umbrella Liability   St. Paul Insurance Co. 08/01/03-07/31/04      Yes      $0                  $1,000,000 Each Occurrence
                     CK02102387                                                                 $1,000,000 Prod. Aggregate
                                                                                                $1,000,000 Aggregate

General Liability    St. Paul Insurance Co. 08/01/03-07/31/04      Yes      $0                  $1,000,000 Each Occurrence
                     CK02102387                                                                 $2,000,000. General Aggregate
                                                                                                $2,000,000 Products Aggregate
                                                                                                $1,000,000 Personal & Adv. injury

Automobile           St. Paul Insurance Co. 08/01/03-07/31/04      Yes      None                $1,000,000 Liability / UM-UIM
                     CK02102387                                             $100 Comprehensive  Physical Damage
                                                                            $1,000 Collision    Physical Damage

Workers Comp. - MI   St. Paul Insurance Co.  5/4/03 - 5/4/04        No                          $1,000,000 Bodily Injury by Accident
                     WVA2102876                                                                 $1,000,000 Bodily Injury by Disease

Directors & Officers XL Insurance           06/01/03-05/31/04      Yes      $250,000            $1,000,000 each claim/aggregate
                     Binder issued: policy
                     # pending

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                            MONTHLY OPERATING REPORT
        File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                 DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                         FORM NO.              ATTACHED          ATTACHED
------------------                                         --------              --------          --------
Debtor Affirmations                                         MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                 MOR - 2                 Yes
Bank Account Reconciliations                                MOR - 2                 Yes
Statement of Operations                                     MOR - 3                 Yes
Balance Sheet                                               MOR - 4                 Yes
Status of Postpetition Taxes                                MOR - 5                 N/A
Summary of Unpaid Postpetition Debts                        MOR - 5                 N/A
Listing of aged accounts payable                            MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                 MOR - 6                 N/A





The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   2/10/2004
-----------------------------------------------                     ------------
Signature of Authorized Individual                                  Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                            TRUE      FALSE
-------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of
    the Notice of Operating Instructions and Reporting
    Requirements, is in effect.                                X
2.  That all post petition taxes, as described in section 9
    of the Notice of Operating Instructions and Reporting
    Requirements, are current.                                 X
3.  No professional fees (accountant, attorneys, etc.)
    have been paid without specific court authorization.
    If no, provide an explanation below.                       X

Additional Explanation (if necessary):


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
--------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                   2/10/2004
--------------------------------------------------                 ------------
Signature of Authorized Individual                                 Date



Paul W. Gilbert                                                   Vice Chairman
-------------------------------------------------------------------------------
Printed Name of Authorized Individual            Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES REALTY COMPANY

                                                                               CURRENT        CUMULATIVE
                                                                                MONTH       FILING TO DATE
                                                                                ACTUAL          ACTUAL
----------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH                              $ -   $ -  $ -   $ -    $         -  $    104,726
                                                       ====  ===  ===   ====   ===========  ============

RECEIPTS
INTERNAL TRANSFERS                                       -     -     -     -             -      1,167,760
INTEREST INCOME                                          -     -     -     -             -            253
ACCOUNTS RECEIVABLE - CREDIT & COLL                      -     -     -     -             -              -
ACCOUNTS RECEIVABLE - LOCKBOX                            -     -     -     -             -              -
RETAIL STORE DEPOSITS                                    -     -     -     -             -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS           -     -     -     -             -         34,754
REVOLVER BORROWINGS - FLEET                              -     -     -     -             -              -
RETURN ITEMS REDEPOSITED                                 -     -     -     -             -              -
MISCELLANEOUS                                            -     -     -     -             -        306,413
BANKCARD CASH RECEIPTS                                   -     -     -     -             -              -
EMPLOYEE BENEFIT PLANS                                   -     -     -     -             -              -
                                                       ----  ---   ---   ----  -----------   ------------
   TOTAL RECEIPTS                                      $ -   $ -   $ -   $ -   $         -   $  1,509,181
                                                       ====  ===   ===   ====  ===========   ============

DISBURSEMENTS
INTERNAL TRANSFERS                                       -     -     -     -             -        691,918
ELECTRONIC PAYROLL TAXES PAYMENTS                        -     -     -     -             -              -
PAYROLL                                                  -     -     -     -             -              -
COMMERCIAL LOAN PAYMENTS                                 -     -     -     -             -        527,725
VENDOR PAYMENTS                                          -     -     -     -             -        106,856
ELECTRONIC SALES TAX PAYMENTS                            -     -     -     -             -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                     -     -     -     -             -              -
CUSTOMER REFUNDS                                         -     -     -     -             -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                           -     -     -     -             -              -
BANK FEES                                                -     -     -     -             -            116
RETURN ITEMS                                             -     -     -     -             -          2,500
MISCELLANEOUS                                            -     -     -     -             -          3,050
CORPORATE INCOME TAXES                                   -     -     -     -             -        281,741
                                                       ----  ---   ---   ----  -----------   ------------
   TOTAL DISBURSEMENTS                                 $ -   $ -   $ -   $ -             -      1,613,907
                                                       ==== ===   ===   ====   ===========   =============

NET CASH FLOW                                          $ -   $ -   $ -   $ -   $         -    $  (104,726)
                                                       ==== ===   ===   ====   ===========   =============

CASH - END OF MONTH                                    $ -   $ -   $ -   $ -   $         -    $        (0)
                                                       ==== ===   ===   ====   ===========   =============




DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                      $     -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                          -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                        -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                          $     -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                     Case No. 02-40959-DTS
Debtors                                                   Hon. Thomas J. Tucker
                        Reporting Period: December 1, 2003 to December 31, 2003


                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                                                                   TOTAL
--------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                                        $ -      $ -        $ -        $ -         $ -
                                                        =====    =====      =====      =====       =====

Bank Balance                                               -        -          -          -           -
Plus: Deposits In Transit - Booked not Banked              -        -          -          -           -
Less: Outstanding Checks/Wire Transfers                    -        -          -          -           -
Other                                                      -        -          -          -           -
ADJUSTED BANK BALANCE                                    $ -      $ -        $ -        $ -         $ -






OTHER

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                            Period          Month              Fiscal           Cumulative
                                                            Ended           Ended            Year 2003        Filing to date
                                                           02/01/03        12/31/03           to date             Totals
                                                           --------        --------          ---------        --------------
Rental Income                                              $ 3,389            $ -           $      -            $  3,389

Interest Expense                                            (1,683)             -                  -              (1,683)

Depreciation                                                (1,271)             -                  -              (1,271)

Taxes, Other than Income                                      (258)             -                  -                (258)

Other Income/(Expense)                                      28,472              -              4,325              32,797
                                                           -------            ---           --------            --------

Net Income/(Loss) b/4 Income Taxes                          28,649              -              4,325              32,974

Income Taxes - Benefit/(Expense)                                 -              -                (75)                (75)
                                                           -------            ---           --------            --------

                                                           -------            ---           --------            --------
Net Income/(Loss)                                          $28,649            $ -           $  4,250            $ 32,899
                                                           =======            ===           ========            ========





** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                        ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                                                                    $      -
ACCOUNTS RECEIVABLE, NET                                                                            0
DUE FROM VENDORS, NET                                                                               0
INTERCOMPANY RECEIVABLE                                                                        58,402
INVENTORIES                                                                                         0
DEFERRED FINANCING                                                                                  0
PREPAID INSURANCE                                                                                   0
LANDLORD DEPOSITS                                                                                   0
REFUNDABLE TAXES                                                                                    0
OTHER PREPAIDS                                                                                      0
                                                                                             --------

TOTAL CURRENT ASSETS                                                                           58,402

TOTAL PROPERTY, PLANT & EQUIPMENT                                                                   0
LESS: ACCUMULATED DEPRECIATION                                                                      0
                                                                                             --------

                                         PROPERTY, PLANT & EQUIPMENT, NET                           -

OTHER ASSETS:
NET GOODWILL                                                                                        0
LIFE INSURANCE - CSV                                                                                0
PREPAID PENSION                                                                                     0
PROFESSIONAL RETAINERS                                                                              0
COLLATERALIZED LETTERS OF CREDIT                                                                    0
OTHER                                                                                               0
                                                                                             --------

TOTAL OTHER ASSETS                                                                                  -

                                                                                             --------
TOTAL ASSETS                                                                                 $ 58,402
                                                                                             ========

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                         Reporting Period: December 1, 2003 to December 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)


                   LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                                                  $ -
ACCRUED PAYROLL                                                                                     0
ACCRUED PAYROLL TAXES                                                                               0
ACCRUED PROPERTY TAXES                                                                              0
ACCRUED STATE INCOME TAXES                                                                         40
ACCRUED PROFESSIONAL FEES                                                                           0
ACCRUED RENT/LEASE                                                                                  0
ACCRUED INTEREST                                                                                    0
RESTRUCTURING/STORE CLOSING RESERVE                                                                 0
ACCRUED VACATION                                                                                    0
ACCRUED MEDICAL/HOSPITAL                                                                            0
ACCRUED CUSTOMER GIFT CARD BALANCES                                                                 0
ACCRUED WORKERS COMPENSATION                                                                        0
ACCRUED OTHER                                                                                       0
                                                                                             --------

                                                                 SUBTOTAL                          40

OTHER POST-PETITION LIABILITIES:
INTERCOMPANY LIABILITIES                                                                            0
OTHER LIABILITIES                                                                                   0
                                                                                             --------

                                                                 SUBTOTAL                           0
                                                                                             --------

TOTAL CURRENT LIABILITIES - POST-PETITION                                                          40

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                                                      0
ACCOUNTS PAYABLE - EXPENSE                                                                         39
ACCOUNTS PAYABLE - PROPERTY TAXES                                                                   0
                                                                                             --------

                                                                 SUBTOTAL                          39

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING/STORE CLOSING RESERVE                                                                 0
ACCRUED PROPERTY TAXES                                                                              0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
OFFICER'S DEFERRED COMPENSATION                                                                     0
ACCRUED WORKERS COMPENSATION                                                                        0
ACCRUED VACATION                                                                                    0
ACCRUED INTEREST                                                                                    0
DEBENTURES                                                                                          0
MORTGAGES                                                                                         692
OTHER LIABILITIES                                                                                   0
                                                                                             --------

                                                                 SUBTOTAL                         692
                                                                                             --------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                           731

                                                                                             --------

TOTAL LIABILITIES                                                                                 771

STOCKHOLDERS' EQUITY
COMMON STOCK                                                                                      400
PAID IN SURPLUS                                                                                     0
TREASURY STOCK                                                                                      0
RETAINED EARNINGS, BEGINNING                                                                   52,981
CURRENT PERIOD EARNINGS                                                                         4,250
                                                                                             --------

                                                                 SUBTOTAL                      57,631

                                                                                             --------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     $ 58,402
                                                                                             ========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                               DOCUMENT         EXPLANATION
REQUIRED DOCUMENTS                                           FORM NO.          ATTACHED           ATTACHED

Debtor Affirmations                                           MOR - 1             Yes
Schedule of Cash Receipts and Disbursements                   MOR - 2             Yes
Bank Account Reconciliations                                  MOR - 2             Yes
Statement of Operations                                       MOR - 3             Yes
Balance Sheet                                                 MOR - 4             Yes
Status of Postpetition Taxes                                  MOR - 5             N/A
Summary of Unpaid Postpetition Debts                          MOR - 5             N/A
Listing of aged accounts payable                              MOR - 5             N/A
Schedule of Insurance - Listing of Policies                   MOR - 6             N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                    2/10/2004
---------------------------------------                               ----------
Signature of Authorized Individual                                    Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN


In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003
                         -------------------------------------------------------

                               DEBTOR AFFIRMATION


AS DEBTOR IN POSSESSION, I AFFIRM:                                       TRUE       FALSE
1.  That the insurance, as described in section 5 of the
Notice of Operating Instructions and Reporting Requirements,
is in effect.                                                             X
2.  That all post petition taxes, as described in section 9
of the Notice of Operating Instructions and Reporting
Requirements, are current.                                                X
3.  No professional fees (accountant, attorneys, etc.) have
been paid without specific court authorization.  If no,
provide an explanation below.                                             X



Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    2/10/2004
---------------------------------------                               ----------
Signature of Authorized Individual                                    Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003
                         -------------------------------------------------------


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON CREDIT CORP.

                                                                   BANK ACCOUNTS               CURRENT     CUMULATIVE
                                                                                                MONTH    FILING TO DATE
                                                                                                ACTUAL      ACTUAL
CASH - BEGINNING OF MONTH                          $ -        $ -        $ -         $ -        $ -           $ 84
                                                   ===        ===        ===         ===        ===           ====
RECEIPTS
INTERNAL TRANSFERS                                   -          -          -           -          -              -
INTEREST INCOME                                      -          -          -           -          -              -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                 -          -          -           -          -              -
ACCOUNTS RECEIVABLE - LOCKBOX                        -          -          -           -          -              -
RETAIL STORE DEPOSITS                                -          -          -           -          -              -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                    -              -
REVOLVER BORROWINGS - FLEET                          -          -          -           -          -              -
RETURN ITEMS REDEPOSITED                             -          -          -           -          -              -
MISCELLANEOUS                                        -          -          -           -          -              -
BANKCARD CASH RECEIPTS                               -          -          -           -          -              -
EMPLOYEE BENEFIT PLANS                               -          -          -           -          -              -
                                                   ---        ---        ---         ---        ---           ----
   TOTAL RECEIPTS                                  $ -        $ -        $ -         $ -        $ -           $  -
                                                   ===        ===        ===         ===        ===           ====
DISBURSEMENTS
INTERNAL TRANSFERS                                   -          -          -           -          -              -
ELECTRONIC PAYROLL TAXES PAYMENTS                    -          -          -           -          -              -
PAYROLL                                              -          -          -           -          -              -
PAYMENTS/TRANSFERS TO LIQUIDATORS                    -          -          -           -          -              -
VENDOR PAYMENTS                                      -          -          -           -          -              -
ELECTRONIC SALES TAX PAYMENTS                        -          -          -           -          -              -
RECEIPTS APPLIED TO REVOLVER BALANCE                 -          -          -           -          -              -
CUSTOMER REFUNDS                                     -          -          -           -          -              -
EMPLOYEE BENEFIT PLAN PAYMENTS                       -          -          -           -          -              -
BANK FEES                                            -          -          -           -          -              -
RETURN ITEMS                                         -          -          -           -          -              -
MISCELLANEOUS                                        -          -          -           -          -             84
                                                     -          -          -           -          -              -
                                                   ---        ---        ---         ---        ---           ----
   TOTAL DISBURSEMENTS                             $ -        $ -        $ -         $ -          -             84
                                                   ===        ===        ===         ===        ===           ====
NET CASH FLOW                                      $ -        $ -        $ -         $ -        $ -           $(84)
                                                   ===        ===        ===         ===        ===           ====
CASH - END OF MONTH                                $ -        $ -        $ -         $ -        $ -           $  -
                                                   ===        ===        ===         ===        ===           ====



DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                             $ -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                             -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                           -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                 $ -


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003
                         -------------------------------------------------------


                               BANK RECONCILIATION


JACOBSON CREDIT CORP.

                                                                   BANK ACCOUNTS
                                                                                               TOTAL

BALANCE PER BOOKS                                  $ -        $ -        $ -         $ -        $ -
                                                   ===        ===        ===         ===        ===
Bank Balance                                         -          -          -           -          -
Plus: Deposits In Transit                            -          -          -           -          -
Less: Outstanding Checks                             -          -          -           -          -
Other                                                -          -          -           -          -
ADJUSTED BANK BALANCE                              $ -        $ -        $ -         $ -        $ -



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003
                         -------------------------------------------------------


                            STATEMENT OF OPERATIONS**
                            -------------------------
                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                               Period              Month             Fiscal            Cumulative
                                                                Ended              Ended           Year 2003         Filing to date
                                                              02/01/03            12/31/03          to date              Totals
Net Sales                                                       $  -                $ -              $  -                $  -

Cost of Goods Sold                                                 -                  -                 -                   -
                                                                ----                ---              ----                ----

Gross Profit                                                       -                  -                 -                   -

Operating Expenses                                                 -                  -                 -                   -
                                                                ----                ---              ----                ----

Operating Income / (Loss)                                          -                  -                 -                   -

Interest Expense                                                   -                  -                 -                   -

Other Income                                                       -                  -                 -                   -
                                                                ----                ---              ----                ----

Net Income / (Loss) b/4 Restructuring Costs and Taxes              -                  -                 -                   -

Reorganization / Liquidation Expenses                             (1)                 -                (1)                 (2)

Income Taxes - Benefit / (Expense)                                 -                  -                 -                   -
                                                                ----                ---              ----                ----

Net Income / (Loss)                                             $ (1)               $ -              $ (1)               $ (2)
                                                                ====                ===              ====                ====



** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003
                         -------------------------------------------------------

                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)


               ASSETS
CURRENT ASSETS
CASH AND CASH EQUIVALENTS                          $     -
ACCOUNTS RECEIVABLE, NET                                 0
DUE FROM VENDORS, NET                                    0
INTERCOMPANY RECEIVABLE                              8,522
INVENTORIES                                              0
DEFERRED FINANCING                                       0
PREPAID INSURANCE                                        0
LANDLORD DEPOSITS                                        0
REFUNDABLE TAXES                                         0
OTHER PREPAIDS                                           0
                                                   -------
TOTAL CURRENT ASSETS                                 8,522

TOTAL PROPERTY, PLANT & EQUIPMENT                        0
LESS: ACCUMULATED DEPRECIATION                           0
                                                   -------
     PROPERTY, PLANT & EQUIPMENT, NET                    -

OTHER ASSETS:
LIFE INSURANCE - CSV                                     0
EQUITY IN SUBS                                           0
PREPAID PENSION                                          0
PROFESSIONAL RETAINERS                                   0
COLLATERALIZED LETTERS OF CREDIT                         0
OTHER                                                    0
                                                   -------
TOTAL OTHER ASSETS                                       -
                                                   -------
TOTAL ASSETS                                       $ 8,522
                                                   =======


                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
----------------------------                               ---------------------
Debtors                                                    Hon. Thomas J. Tucker
                                                           ---------------------
                         Reporting Period: December 1, 2003 to December 31, 2003
                         -------------------------------------------------------

                                 BALANCE SHEET**
                                 ---------------
                             (dollars in thousands)



                   LIABILITIES & STOCKHOLDERS' EQUITY
CURRENT LIABILITIES - POST-PETITION:
ACCOUNTS PAYABLE                                                    $     -
ACCRUED PAYROLL                                                           0
ACCRUED PAYROLL TAXES                                                     0
ACCRUED PROPERTY TAXES                                                    0
ACCRUED STATE INCOME TAXES                                                0
ACCRUED PROFESSIONAL FEES                                                 0
ACCRUED RENT/LEASE                                                        0
ACCRUED INTEREST                                                          0
RESTRUCTURING / STORE CLOSING RESERVE                                     0
ACCRUED VACATION                                                          0
ACCRUED MEDICAL / HOSPITAL                                                0
ACCRUED CUSTOMER GIFT CARD BALANCES                                       0
ACCRUED WORKERS COMPENSATION                                              0
ACCRUED OTHER                                                             0
                                                                    -------
                 SUBTOTAL                                                 0

OTHER LIABILITIES - POST-PETITION:
INTERCOMPANY LIABILITIES                                                  0
OTHER LIABILITIES                                                         0
                                                                    -------
                 SUBTOTAL                                                 0
                                                                    -------
TOTAL CURRENT LIABILITIES - POST-PETITION                                 0

LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
ACCOUNTS PAYABLE - MERCHANDISE                                            0
ACCOUNTS PAYABLE - EXPENSE                                                0
ACCOUNTS PAYABLE - PROPERTY TAXES                                         0
                                                                    -------
                 SUBTOTAL                                                 0

LIABILITIES SUBJECT TO COMPROMISE - OTHER:
RESTRUCTURING / STORE CLOSING RESERVE                                     0
ACCRUED PROPERTY TAXES                                                    0
ACCRUED GOM CAPITAL LEASE OBLIGATION                                      0
ACCRUED WORKERS COMPENSATION                                              0
OFFICER'S DEFERRED COMPENSATION                                           0
ACCRUED VACATION                                                          0
ACCRUED INTEREST                                                          0
DEBENTURES                                                                0
MORTGAGES                                                                 0
OTHER LIABILITIES                                                         0
                                                                    -------
                 SUBTOTAL                                                 0
                                                                    -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                   0
                                                                    -------

TOTAL LIABILITIES                                                         -

STOCKHOLDERS' EQUITY
COMMON STOCK                                                          1,700
PAID IN SURPLUS                                                           0
TREASURY STOCK                                                            0
RETAINED EARNINGS, BEGINNING                                          6,823
CURRENT PERIOD EARNINGS                                                  (1)
                                                                    -------
                 SUBTOTAL                                             8,522
                                                                    -------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                            $ 8,522
                                                                    =======


** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).



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